1st QUARTER 2023 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended March 31, 2023 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of March 31, 2023, ROIC owned 93 shopping centers encompassing approximately 10.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Table of Contents

Supplemental Disclosure
Quarter Ended March 31, 2023

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Portfolio Data	
Property Portfolio	10
Same-Center Cash Net Operating Income Analysis	13
Top Ten Tenants	14
Lease Expiration Schedule	15
Leasing Summary	16
Same-Space Comparative Leasing Summary	17
Leased vs. Billed Summary	18
Investor Information	19

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Supplemental Disclosure Quarter Ended March 31, 2023 -4- Balance Sheets (unaudited, dollars in thousands, except par values and share amounts) 03/31/23 12/31/22 ASSETS: Real Estate Investments: Land $ 958,300 $ 958,236 Building and improvements 2,455,644 2,452,857 3,413,944 3,411,093 Less: accumulated depreciation 593,277 578,593 2,820,667 2,832,500 Mortgage note receivable 4,764 4,786 Real Estate Investments, net 2,825,431 2,837,286 Cash and cash equivalents 11,536 5,598 Restricted cash 2,132 1,861 Tenant and other receivables, net 59,298 57,546 Deposits 500 500 Acquired lease intangible assets, net 50,410 52,428 Prepaid expenses 4,219 5,957 Deferred charges, net 31,576 26,683 Other assets 16,411 16,420 TOTAL ASSETS $ 3,001,513 $ 3,004,279 LIABILITIES: Term loan $ 299,344 $ 299,253 Credit facility 67,000 88,000 Senior Notes 947,260 946,849 Mortgage notes payable 60,699 60,917 Acquired lease intangible liabilities, net 148,769 152,117 Accounts payable and accrued expenses 54,628 22,885 Tenants’ security deposits 7,832 7,701 Other liabilities 43,087 41,959 TOTAL LIABILITIES 1,628,619 1,619,681 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 12 12 Additional paid-in capital 1,612,150 1,612,126 Accumulated dividends in excess of earnings (326,686) (315,984) Accumulated other comprehensive income 9 14 Total Retail Opportunity Investments Corp. stockholders’ equity 1,285,485 1,296,168 Non-controlling interests 87,409 88,430 TOTAL EQUITY 1,372,894 1,384,598 TOTAL LIABILITIES AND EQUITY $ 3,001,513 $ 3,004,279 The Company's Form 10-Q for the quarter ended March 31, 2023, and Form 10-K for the year ended December 31, 2022 should be read in conjunction with the above information.

Supplemental Disclosure Quarter Ended March 31, 2023 -5- Income Statements Three Months Ended 03/31/23 03/31/22 REVENUES: Rental revenue (1) $ 78,999 $ 75,037 Other income 297 1,436 TOTAL REVENUES 79,296 76,473 OPERATING EXPENSES: Property operating 14,202 12,091 Property taxes 8,844 8,520 Depreciation and amortization 25,104 23,762 General and administrative expenses 5,320 5,240 Other expense 172 179 TOTAL OPERATING EXPENSES 53,642 49,792 OPERATING INCOME 25,654 26,681 NON-OPERATING EXPENSES: Interest expense and other finance expenses (16,958) (14,215) NET INCOME 8,696 12,466 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (554) (825) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. $ 8,142 $ 11,641 NET INCOME PER COMMON SHARE - BASIC AND DILUTED $ 0.06 $ 0.09 Weighted average common shares outstanding - basic 124,227 122,410 Weighted average common shares outstanding - diluted 133,007 131,439 (1) RENTAL REVENUE Base rents $ 56,647 $ 53,633 Recoveries from tenants 20,164 18,524 Straight-line rent 347 451 Amortization of above- and below-market rent 2,864 3,057 Bad debt (1,023) (628) TOTAL RENTAL REVENUE $ 78,999 $ 75,037 (unaudited, in thousands, except per share amounts) The Company’s Form 10-Q for the quarters ended March 31, 2023 and March 31, 2022 should be read in conjunction with the above information.

Supplemental Disclosure Quarter Ended March 31, 2023 -6- Funds From Operations (unaudited, in thousands, except per share amounts) Three Months Ended 03/31/23 03/31/22 Funds from Operations (FFO): Net income attributable to ROIC common stockholders $ 8,142 $ 11,641 Plus: Depreciation and amortization expense 25,104 23,762 FUNDS FROM OPERATIONS - BASIC 33,246 35,403 Net income attributable to non-controlling interests 554 825 FUNDS FROM OPERATIONS - DILUTED $ 33,800 $ 36,228 FUNDS FROM OPERATIONS PER SHARE - BASIC $ 0.27 $ 0.29 FUNDS FROM OPERATIONS PER SHARE - DILUTED $ 0.25 $ 0.28 Weighted average common shares outstanding - basic 124,227 122,410 Weighted average common shares outstanding - diluted 133,007 131,439 Common dividends per share $ 0.15 $ 0.13 FFO Payout Ratio 60.0% 46.4 % Additional Disclosures: Non Cash Expense (Income) Straight line rent $ (347) $ (451) Above/below market rent amortization, net (2,864) (3,057) Non-cash interest income (14) (14) Deferred financing costs and mortgage premiums, net 742 543 Stock based compensation 2,927 2,572 Capital Expenditures Tenant improvements $ 4,874 $ 8,935 Leasing commissions 529 439 Building improvements 507 34 Reimbursable property improvements 384 587 Pad and other development 1,981 3,878 Value enhancing tenant improvements 97 2,450 The above does not purport to disclose all items required under GAAP.

Supplemental Disclosure
Quarter Ended March 31, 2023

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Fullerton Crossroads	$	26,000	4.73 %	3.82 %	4/6/2024	1.9 %
Diamond Hills Plaza		34,557	3.55 %	3.61 %	10/1/2025	2.5 %
Total Mortgage Debt		60,557	4.06 %	3.70 %	1.9 Years (WA)	4.4 %
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00 %	5.21 %	12/15/2023	18.1 %
Senior Notes Due 2024		250,000	4.00 %	4.21 %	12/15/2024	18.1 %
Senior Notes Due 2026		200,000	3.95 %	3.95 %	9/22/2026	14.6 %
Senior Notes Due 2027		250,000	4.19 %	4.19 %	12/15/2027	18.1 %
Total Unsecured Senior Notes		950,000	4.30 %	4.41 %	2.6 Years (WA)	68.9 %
Term Loan:						
Interest rate swap		100,000	5.58 %	5.58 %	8/31/2024	7.3 %
Interest rate swap		50,000	5.13 %	5.13 %	8/31/2024	3.6 %
Total Term Loan		150,000	5.43 %	5.43 %		10.9 %
Total Fixed Rate Debt		**1,160,557**	**4.44 %**	**4.51 %**	**2.6 Years (WA)** (1)	**84.2 %**
Variable Rate Debt						
Credit Facility		67,000	5.61 %	5.61 %	3/2/2027 (2)	4.9 %
Term Loan		300,000	5.76 %	5.76 %	1/20/2025	10.9 %
Interest rate swaps - Term Loan		(150,000)				
Total Variable Rate Debt		**217,000**	**5.71 %**	**5.71 %**	**2.2 Years (WA)**	**15.8 %**
TOTAL PRINCIPAL DEBT	**$**	**1,377,557**	**4.64 %**	**4.70 %**	**2.5 Years (WA)** (1)	**100.0 %**
Net unamortized premiums on mortgages		234				
Net unamortized discounts on notes		(1,079)				
Net unamortized deferred financing charges (3)		(2,409)				
Total Debt	**$**	**1,374,303**				

(1) Weighted Average (WA) excludes interest rate swap maturity dates.
(2) Does not include extension options available to ROIC.
(3) Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended March 31, 2023 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (1) Term Loan Unsecured Notes Payments Debt Maturing 2023 $ 512 $ — $ — $ — $ 250,000 $ 250,512 18.1% 2024 708 26,000 — — 250,000 276,708 20.1% 2025 550 32,787 — 300,000 — 333,337 24.2% 2026 — — — — 200,000 200,000 14.6% 2027 — — 67,000 — 250,000 317,000 23.0 % Thereafter — — — — — — — % $ 1,770 $ 58,787 $ 67,000 $ 300,000 $ 950,000 $ 1,377,557 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 91 10,200,860 96.6 % Encumbered properties 2 359,354 3.4% 93 10,560,214 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,317,000 95.6 % Secured principal debt 60,557 4.4 % Total Principal Debt $ 1,377,557 100.0% (1) Does not include extension options available to ROIC.

Supplemental Disclosure
Quarter Ended March 31, 2023

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	03/31/23	12/31/22	09/30/22	06/30/22	03/31/22
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.0x	3.2x	3.5x	3.6x	3.6x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.0x	3.2x	3.5x	3.5x	3.5x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.7x	6.6x	6.6x	6.7x	6.4x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.6x	6.8x	6.7x	6.9x	6.8x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	45.9%	46.6%	45.4%	45.7%	45.2%
Total principal debt/undepreciated book value	38.3%	39.0%	38.3%	38.6%	38.3%
Secured principal debt/undepreciated book value	1.7%	1.7%	1.7%	1.7%	1.8%
Market capitalization calculations, at period end:					
Common shares outstanding	124,228	123,815	123,813	123,613	123,002
Operating partnership units (OP units) outstanding	8,447	8,447	8,447	8,647	8,694
Common stock price per share	$ 13.96	$ 15.03	$ 13.76	$ 15.78	$ 19.39
Total equity market capitalization	$ 1,852,151	$ 1,987,894	$ 1,819,900	$ 2,087,066	$ 2,553,590
Total principal debt	1,377,557	1,398,731	1,362,899	1,357,063	1,321,225
TOTAL MARKET CAPITALIZATION	$ 3,229,708	$ 3,386,625	$ 3,182,799	$ 3,444,129	$ 3,874,815
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	40.3%	41.1%	40.3%	40.6%	40.4%
Total secured debt to total assets not to exceed 40%	1.8%	1.8%	1.8%	1.8%	1.9%
Total unencumbered assets to total unsecured debt not to be less than 150%	250.3%	245.0%	250.5%	248.3%	250.1%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.3x	3.5x	3.5x	3.4x	3.3x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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Supplemental Disclosure
Quarter Ended March 31, 2023

Property Portfolio

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Los Angeles metro area								
Paramount Plaza	Paramount	CA	12/22/09	95,062	97.5 %	$	1,932	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	Claremont	CA	09/23/10	92,177	87.0 %		2,191	Super King Supermarket
Gateway Village	Chino Hills	CA	12/17/10	96,959	91.6 %		2,944	Sprouts Market
Seabridge Marketplace	Oxnard	CA	05/31/12	98,348	93.6 %		1,943	Safeway (Vons) Supermarket
Glendora Shopping Center	Glendora	CA	08/01/12	106,535	99.1 %		1,533	Albertsons Supermarket
Redondo Beach Plaza	Redondo Beach	CA	12/28/12	110,509	100.0 %		2,503	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	Diamond Bar	CA	02/01/13	100,342	99.1 %		2,461	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	Diamond Bar	CA	04/22/13	139,455	99.2 %		4,194	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	La Cañada Flintridge	CA	12/13/13	100,425	97.3 %		2,635	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	Los Angeles	CA	06/13/14	755,299	98.5 %		13,705	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket [2], TJ Maxx
Moorpark Town Center	Moorpark	CA	12/03/14	133,547	91.9 %		2,065	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	Ontario	CA	01/06/15	150,149	97.2 %		2,475	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	Thousand Oaks	CA	01/06/15	110,092	95.7 %		2,748	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	Woodland Hills	CA	12/31/15	110,918	97.0 %		4,613	Sprouts Market, Kroger (Ralph's) Supermarket [2], Rite Aid Pharmacy [2]
Magnolia Shopping Center	Santa Barbara	CA	03/10/16	116,089	97.4 %		2,425	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	Carpinteria	CA	03/10/16	105,118	99.2 %		1,957	Albertsons Supermarket, CVS Pharmacy
Bouquet Center	Santa Clarita	CA	04/28/16	148,903	97.3 %		3,812	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	Westlake Village	CA	06/01/16	146,444	92.0 %		4,683	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy
The Knolls	Long Beach	CA	10/03/16	52,021	96.2 %		1,385	Trader Joe's, Pet Food Express
The Terraces	Rancho Palos Verdes	CA	03/17/17	172,922	94.7 %		3,728	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total				**2,941,314**	**96.6 %**	**$**	**65,932**	
Seattle metro area								
Meridian Valley Plaza	Kent	WA	02/01/10	51,597	98.1 %	$	878	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	03/11/10	74,130	100.0 %		1,698	Albertsons (Haggen) Supermarket
Canyon Park Shopping Center	Bothell	WA	07/29/11	123,592	100.0 %		2,662	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	Lacey	WA	09/09/11	157,529	100.0 %		2,027	Safeway Supermarket, Dollar Tree, Big Lots, Ace Hardware
Gateway Shopping Center	Marysville	WA	02/16/12	104,298	100.0 %		2,713	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Canyon Crossing	Puyallup	WA	04/15/13	120,398	97.0 %		2,850	Safeway Supermarket
Crossroads Shopping Center	Bellevue	WA	2010/2013	473,131	99.4 %		12,728	Kroger (QFC) Supermarket, Dick's Sporting Goods, Edgeworks Climbing
Bellevue Marketplace	Bellevue	WA	12/10/15	113,758	100.0 %		3,673	Asian Family Market
Four Corner Square	Maple Valley	WA	12/21/15	119,531	98.7 %		2,629	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	Kirkland	WA	10/17/16	110,257	99.3 %		2,440	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	Edmonds	WA	01/25/17	34,459	100.0 %		690	PCC Community Markets
Highland Hill Shopping Center	Tacoma	WA	05/09/17	163,926	99.0 %		3,063	WinCo Foods, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	Lynnwood	WA	10/19/17	63,606	100.0 %		1,142	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	Tacoma	WA	02/23/18	48,888	100.0 %		1,121	Thriftway Supermarket
Summerwalk Village	Lacey	WA	12/13/19	60,343	100.0 %		935	Walmart Neighborhood Market
South Point Plaza	Everett	WA	11/10/21	189,960	100.0 %		2,396	Grocery Outlet Supermarket, Rite Aid Pharmacy, Hobby Lobby, Pep Boys
Olympia West Center	Olympia	WA	12/06/21	69,212	100.0 %		1,544	Trader Joe's, Petco
Olympia Square North	Olympia	WA	04/01/22	89,884	100.0 %		1,128	Albertsons Supermarket, Crunch Fitness
Thomas Lake Shopping Center	Mill Creek	WA	08/19/22	111,311	100.0 %		2,056	Albertsons Supermarket, Rite Aid Pharmacy
Ballinger Village	Shoreline	WA	08/19/22	110,860	98.6 %		2,360	Thriftway Supermarket, Rite Aid Pharmacy
Seattle metro area total				**2,390,670**	**99.5 %**	**$**	**50,733**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.

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Supplemental Disclosure
Quarter Ended March 31, 2023

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Portland metro area								
Happy Valley Town Center	Happy Valley	OR	07/14/10	138,397	100.0 %	$	4,084	New Seasons Market
Wilsonville Old Town Square	Wilsonville	OR	2010/2012	49,980	96.5 %		1,875	Kroger (Fred Meyer) Supermarket (2)
Cascade Summit Town Square	West Linn	OR	08/20/10	94,934	100.0 %		2,098	Safeway Supermarket, U.S. Postal Service
Heritage Market Center	Vancouver	WA	09/23/10	107,468	100.0 %		1,908	Safeway Supermarket, Dollar Tree
Division Crossing	Portland	OR	12/22/10	103,561	100.0 %		1,332	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	Gresham	OR	12/22/10	99,428	100.0 %		1,505	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	11/23/11	156,021	100.0 %		2,743	Albertsons Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	West Linn	OR	08/23/13	70,831	100.0 %		1,179	Walmart Neighborhood Market
Tigard Marketplace	Tigard	OR	02/18/14	136,889	100.0 %		2,271	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	Wilsonville	OR	12/11/14	167,829	100.0 %		3,084	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	Tigard	OR	07/28/15	88,043	100.0 %		1,597	Safeway Supermarket, Petco
Sunnyside Village Square	Happy Valley	OR	07/28/15	92,278	100.0 %		1,678	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	Happy Valley	OR	11/09/15	108,588	100.0 %		2,338	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	Portland	OR	09/15/16	60,680	100.0 %		805	Safeway Supermarket
Division Center	Portland	OR	04/05/17	118,122	100.0 %		2,149	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	Vancouver	WA	10/11/17	95,774	100.0 %		2,410	Kroger (QFC) Supermarket
King City Plaza	King City	OR	05/18/18	62,676	100.0 %		1,033	Grocery Outlet Supermarket, Anytime Fitness
Powell Valley Junction	Gresham	OR	04/01/22	108,639	100.0 %		1,240	Walmart Neighborhood Market
Portland metro area total				**1,860,138**	**99.9 %**	**$**	**35,329**	
San Francisco metro area								
Pleasant Hill Marketplace	Pleasant Hill	CA	04/08/10	69,715	100.0 %	$	1,524	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	01/06/11	141,093	96.6 %		3,138	Save Mart (Lucky California) Supermarket, Planet Fitness
Country Club Gate Center	Pacific Grove	CA	07/08/11	109,331	98.4 %		2,408	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	Foster City	CA	05/04/12	73,943	92.8 %		2,375	99 Ranch Market
The Village at Novato	Novato	CA	07/24/12	20,081	100.0 %		600	Trader Joe's
Santa Teresa Village	San Jose	CA	11/08/12	131,263	97.9 %		3,304	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	Livermore	CA	06/27/13	71,525	100.0 %		1,548	Save Mart (Lucky California) Supermarket
Country Club Village	San Ramon	CA	11/26/13	111,093	97.9 %		2,254	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	San Jose	CA	04/30/14	76,697	97.3 %		2,701	H-Mart Supermarket
Winston Manor	South San Francisco	CA	01/07/15	49,852	94.0 %		1,765	Grocery Outlet Supermarket
Jackson Square	Hayward	CA	07/01/15	114,220	100.0 %		2,461	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	San Ramon	CA	09/01/15	112,553	91.7 %		2,537	Save Mart (Lucky California) Supermarket, Walgreens
Iron Horse Plaza	Danville	CA	12/04/15	61,915	96.8 %		2,262	Lunardi's Market
Monterey Center	Monterey	CA	07/14/16	25,626	100.0 %		1,158	Trader Joe's
Santa Rosa Southside Shopping Center	Santa Rosa	CA	03/24/17	88,606	100.0 %		1,837	REI, Cost Plus World Market, DSW
Monta Loma Plaza	Mountain View	CA	09/19/17	49,694	100.0 %		1,618	Safeway Supermarket
Canyon Creek Plaza	San Jose	CA	09/01/21	64,662	99.5 %		2,233	New Seasons Market
Village Oaks Shopping Center	Martinez	CA	05/17/22	79,875	97.9 %		1,452	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy (2)
San Francisco metro area total				**1,451,744**	**97.6 %**	**$**	**37,175**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.

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Supplemental Disclosure
Quarter Ended March 31, 2023

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased	ABR [(1)]	Major Tenants
Orange County metro area							
Santa Ana Downtown Plaza	Santa Ana	CA	01/26/10	105,536	98.9 %	$ 2,442	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	Corona	CA	09/30/10	74,198	98.2 %	1,923	Safeway (Vons) Supermarket, CVS Pharmacy [(2)]
Desert Springs Marketplace	Palm Desert	CA	02/17/11	113,718	97.0 %	2,868	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	Cypress	CA	12/04/12	112,080	98.4 %	2,174	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	Garden Grove	CA	12/28/12	122,636	94.5 %	1,787	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
5 Points Plaza	Huntington Beach	CA	09/27/13	161,170	98.3 %	4,740	Trader Joe's
Peninsula Marketplace	Huntington Beach	CA	10/15/13	95,416	100.0 %	2,558	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	Fullerton	CA	10/11/17	219,899	100.0 %	3,697	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	Laguna Hills	CA	11/30/17	89,041	98.2 %	3,108	Smart & Final Extra Supermarket
Orange Country metro area total				**1,093,694**	**98.3 %**	**$ 25,297**	
San Diego metro area							
Marketplace Del Rio	Oceanside	CA	01/03/11	183,787	95.7 %	$ 3,607	Stater Brothers Supermarket, Walgreens, Planet Fitness
Renaissance Towne Centre	San Diego	CA	08/03/11	52,866	99.1 %	2,766	CVS Pharmacy
Bay Plaza	San Diego	CA	10/05/12	73,324	95.4 %	2,137	Seafood City Supermarket
Bernardo Heights Plaza	Rancho Bernardo	CA	02/06/13	37,729	100.0 %	985	Sprouts Market
Hawthorne Crossings	San Diego	CA	06/27/13	141,288	100.0 %	3,558	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	Poway	CA	02/28/14	133,914	99.2 %	3,410	Stater Brothers Supermarket, AMC Theatres
Palomar Village	Temecula	CA	10/12/21	125,130	98.4 %	2,139	Albertsons Supermarket, CVS Pharmacy
San Diego metro area total				**748,038**	**98.0 %**	**$ 18,602**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased	ABR [(1)]
Los Angeles	20	2,941,314	96.6 %	$ 65,932
Seattle	20	2,390,670	99.5 %	50,733
Portland	18	1,860,138	99.9 %	35,329
San Francisco	18	1,451,744	97.6 %	37,175
Orange County	9	1,093,694	98.3 %	25,297
San Diego	7	748,038	98.0 %	18,602
TOTAL SHOPPING CENTER PORTFOLIO	**92**	**10,485,598**	**98.3 %**	**$ 233,068**

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
Note: Property Portfolio excludes one property that is currently planned for redevelopment.

-12-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended March 31, 2023 -13- Three Months Ended 03/31/23 03/31/22 $ Change % Change Number of shopping centers included in same-center analysis (1) 87 87 Same-center leased rate 98.2% 97.4% 0.8 % REVENUES: Base rents $ 53,897 $ 52,621 $ 1,276 2.4 % Percentage rent 365 199 166 83.4 % Recoveries from tenants 19,396 18,114 1,282 7.1 % Other property income 117 1,046 (929) (88.8) % Bad debt (910) (584) (326) 55.8 % TOTAL REVENUES 72,865 71,396 1,469 2.1 % OPERATING EXPENSES: Property operating expenses 13,786 12,082 1,704 14.1 % Property taxes 8,461 8,347 114 1.4 % TOTAL OPERATING EXPENSES 22,247 20,429 1,818 8.9 % SAME-CENTER CASH NET OPERATING INCOME $ 50,618 $ 50,967 $ (349) (0.7) % SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income $ 25,654 $ 26,681 Depreciation and amortization 25,104 23,762 General and administrative expenses 5,320 5,240 Other expense 172 179 Straight-line rent (347) (451) Amortization of above- and below-market rent (2,864) (3,057) Property revenues and other expenses (2) 5 (96) TOTAL COMPANY CASH NET OPERATING INCOME 53,044 52,258 Non Same-Center Cash NOI (2,426) (1,291) SAME-CENTER CASH NET OPERATING INCOME $ 50,618 $ 50,967 Same-Center Cash Net Operating Income Analysis (unaudited, dollars in thousands) (1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period, except for one property that is currently planned for redevelopment. (2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

Supplemental Disclosure Quarter Ended March 31, 2023 -14- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertsons / Safeway Supermarkets 21 1,052,996 10.2% $ 13,312 5.7% 2 Kroger Supermarkets 11 488,735 4.8% 7,560 3.2% 3 Rite Aid Pharmacy 16 297,738 2.9% 4,035 1.7% 4 Save Mart Supermarkets 5 234,713 2.3% 3,495 1.5% 5 Trader Joe’s 9 109,307 1.1% 3,198 1.4% 6 Grocery Outlet Supermarkets 10 225,004 2.2% 3,119 1.3% 7 JP Morgan Chase 20 83,848 0.8% 2,913 1.3% 8 Sprouts Markets 4 159,163 1.5% 2,747 1.2% 9 H-Mart Supermarkets 3 147,040 1.4% 2,684 1.2% 10 Ross Dress For Less / dd’s Discounts 6 166,703 1.6% 2,552 1.1 % Top 10 Tenants Total 105 2,965,247 28.8% $ 45,615 19.6 % Other Tenants 1,930 7,330,340 71.2% 187,453 80.4 % Total Portfolio 2,035 10,295,587 100.0% $ 233,068 100.0%

Supplemental Disclosure
Quarter Ended March 31, 2023

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	3	65,594	0.6 %	$ 1,086	0.5 %	$ 16.55
2024	13	478,372	4.6 %	7,490	3.2 %	15.66
2025	22	724,936	7.0 %	10,256	4.4 %	14.15
2026	24	784,371	7.6 %	10,260	4.4 %	13.08
2027	14	460,659	4.5 %	5,364	2.3 %	11.64
2028	30	1,039,549	10.1 %	17,955	7.6 %	17.27
2029	15	530,478	5.2 %	8,534	3.7 %	16.09
2030	9	332,742	3.2 %	5,253	2.3 %	15.79
2031	11	357,669	3.5 %	5,346	2.3 %	14.95
2032	7	236,380	2.3 %	3,463	1.5 %	14.65
2033+	22	779,466	7.6 %	12,437	5.3 %	15.96
	170	5,790,216	56.2 %	$ 87,444	37.5 %	$ 15.10

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	186	314,161	3.1 %	$ 10,932	4.7 %	$ 34.80
2024	291	612,820	6.0 %	20,043	8.6 %	32.71
2025	277	601,691	5.8 %	19,161	8.2 %	31.85
2026	284	654,523	6.4 %	20,947	9.1 %	32.00
2027	287	684,464	6.6 %	22,252	9.5 %	32.51
2028	198	512,265	5.0 %	16,746	7.2 %	32.69
2029	73	225,941	2.2 %	6,860	2.9 %	30.36
2030	53	169,947	1.7 %	5,678	2.4 %	33.41
2031	50	168,946	1.6 %	5,373	2.3 %	31.80
2032	75	249,804	2.4 %	7,874	3.4 %	31.52
2033+	91	310,809	3.0 %	9,758	4.2 %	31.40
	1,865	4,505,371	43.8 %	$ 145,624	62.5 %	$ 32.32

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	189	379,755	3.7 %	$ 12,018	5.2 %	$ 31.65
2024	304	1,091,192	10.6 %	27,533	11.8 %	25.23
2025	299	1,326,627	12.8 %	29,417	12.6 %	22.17
2026	308	1,438,894	14.0 %	31,207	13.5 %	21.69
2027	301	1,145,123	11.1 %	27,616	11.8 %	24.12
2028	228	1,551,814	15.1 %	34,701	14.8 %	22.36
2029	88	756,419	7.4 %	15,394	6.6 %	20.35
2030	62	502,689	4.9 %	10,931	4.7 %	21.75
2031	61	526,615	5.1 %	10,719	4.6 %	20.35
2032	82	486,184	4.7 %	11,337	4.9 %	23.32
2033+	113	1,090,275	10.6 %	22,195	9.5 %	20.36
	2,035	10,295,587	100.0 %	$ 233,068	100.0 %	$ 22.64

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

-15-

Supplemental Disclosure Quarter Ended March 31, 2023 -16- Leasing Summary For the Three Months Ended March 31, 2023 New Leases Non-Anchor Anchor Total Number of Leases 34 — 34 Gross Leasable Area (sq. ft.) 47,353 — 47,353 Initial Base Rent ($/sq. ft.) (1) $ 34.53 $ — $ 34.53 Tenant Improvements ($/sq. ft.) $ 2.32 $ — $ 2.32 Leasing Commissions ($/sq. ft.) $ 3.30 $ — $ 3.30 Weighted Average Lease Term (Yrs.) (2) 6.5 — 6.5 Renewals Non-Anchor Anchor Total Number of Leases 61 12 73 Gross Leasable Area (sq. ft.) 127,865 383,939 511,804 Initial Base Rent ($/sq. ft.) (1) $ 33.48 $ 20.13 $ 23.46 Tenant Improvements ($/sq. ft.) $ 0.23 $ — $ 0.06 Leasing Commissions ($/sq. ft.) $ 0.02 $ — $ 0.01 Weighted Average Lease Term (Yrs.) (2) 4.7 5.1 5.0 Total Non-Anchor Anchor Total Number of Leases 95 12 107 Gross Leasable Area (sq. ft.) 175,218 383,939 559,157 Initial Base Rent ($/sq. ft.) (1) $ 33.77 $ 20.13 $ 24.40 Tenant Improvements ($/sq. ft.) $ 0.79 $ — $ 0.25 Leasing Commissions ($/sq. ft.) $ 0.91 $ — $ 0.29 Weighted Average Lease Term (Yrs.) (2) 5.2 5.1 5.1 (1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. (2) Does not assume exercise of renewal options.

Supplemental Disclosure
Quarter Ended March 31, 2023

Same-Space Comparative Leasing Summary

	For the Three Months Ended March 31, 2023					
New Leases		**Non-Anchor**		**Anchor**		**Total**
Comparative # of Leases		21		—		21
Comparative GLA (sq. ft.) (1)		36,535		—		36,535
Prior Base Rent ($/sq. ft.) (2)	$	28.28	$	—	$	28.28
Initial Base Rent ($/sq. ft.)	$	31.48	$	—	$	31.48
Percentage Change in Base Rents		11.3 %		— %		11.3 %
Tenant Improvements ($/sq. ft.)	$	3.01	$	—	$	3.01
Leasing Commissions ($/sq. ft.)	$	3.25	$	—	$	3.25
Weighted Average Lease Term (Yrs.) (3)		6.5		—		6.5
Renewals		**Non-Anchor**		**Anchor**		**Total**
Comparative # of Leases		61		12		73
Comparative GLA (sq. ft.)		127,865		383,939		511,804
Prior Base Rent ($/sq. ft.) (2)	$	31.57	$	18.94	$	22.09
Initial Base Rent ($/sq. ft.)	$	33.48	$	20.13	$	23.46
Percentage Change in Base Rents		6.1 %		6.3 %		6.2 %
Tenant Improvements ($/sq. ft.)	$	0.23	$	—	$	0.06
Leasing Commissions ($/sq. ft.)	$	0.02	$	—	$	0.01
Weighted Average Lease Term (Yrs.) (3)		4.7		5.1		5.0
Total		**Non-Anchor**		**Anchor**		**Total**
Comparative # of Leases		82		12		94
Comparative GLA (sq. ft.) (1)		164,400		383,939		548,339
Prior Base Rent ($/sq. ft.) (2)	$	30.84	$	18.94	$	22.50
Initial Base Rent ($/sq. ft.)	$	33.04	$	20.13	$	24.00
Percentage Change in Base Rents		7.1 %		6.3 %		6.6 %
Tenant Improvements ($/sq. ft.)	$	0.85	$	—	$	0.25
Leasing Commissions ($/sq. ft.)	$	0.74	$	—	$	0.22
Weighted Average Lease Term (Yrs.) (3)		5.1		5.1		5.1

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

-17-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended March 31, 2023 -18- Leased vs. Billed Summary (dollars in thousands) 03/31/23 12/31/22 09/30/22 06/30/22 % leased at beginning of quarter 98.1% 97.8% 97.6% 97.2% % billed at beginning of quarter 94.2% 93.3% 93.7% 92.6 % ABR of new leases signed/not yet commenced - at beginning of quarter $ 7,625 $ 9,115 $ 7,921 $ 9,603 less: ABR of new leases commenced during quarter (2,142) (3,385) (1,377) (2,726) less: ABR of new leases related to disposed properties — — (152) — plus: ABR of new leases signed during quarter 1,002 1,895 2,723 1,044 ABR of new leases signed/not yet commenced - at end of quarter $ 6,485 $ 7,625 $ 9,115 $ 7,921 % leased at end of quarter 98.3% 98.1% 97.8% 97.6% % billed at end of quarter 95.1% 94.2% 93.3% 93.7 % ABR of new leases commenced during quarter - amount billed $ 274 $ 430 $ 231 $ 295

Supplemental Disclosure Quarter Ended March 31, 2023 -19- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Citi Nicholas Joseph 212.816.1909 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. Christopher Wimmer 646.582.3412 Moody’s Investors Service Alice Chung 212.553.2949 S&P Global Ratings Michael Souers 212.438.2508